4
                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                                [Graphic Omitted]






                                                      WORLDWIDE REAL ESTATE FUND





                         GLOBAL INVESTMENTS SINCE 1955

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Real Estate Fund had a total return of 5.34% in a year that witnessed a high degree of volatility and uncertainty in many financial markets. The Fund outperformed the benchmark Salomon Smith Barney World Property Index,+ which had a total return of 1.63%, and notably, the broad-based Standard & Poor's 500 Index,++ which declined by 11.88% for the twelve months ended December 31, 2001. The Fund's strong relative performance was primarily due to an overweight position in the United States and an underweight position in Hong Kong.

The year 2001 was difficult for many financial markets as the U.S. and much of the world faced economic downturns. The tragic events of September 11 added to uncertainty immediately thereafter, although most markets, including the U.S., showed surprising resilience as the market rebounded in the fourth quarter. Still, most of the broad global markets, with a few notable exceptions (such as Russia), turned in negative returns for the year.

In this environment, real estate securities, particularly in the U.S., came out ahead as the positives of the sector's defensive characteristics outweighed any negatives brought on by slowing economies. Over the course of the year, real estate fundamentals deteriorated with rents declining and vacancies increasing. Despite this, the sector performed well as defensive qualities, such as predictable cash flows and steady high dividend yields, continued to attract investor interest. Indeed, relative to the rest of the market, cash flow growth among REITs looked very attractive at 5%-7% for the group overall. During the year, another positive that helped U.S. REITs (real estate investment trusts) was their increasing legitimization as a substantial and accepted asset class. Both Equity Office Properties (8.6% of the Fund's net assets as of December 31) and Equity Residential Properties (4.9% of net assets) were added to the S&P 500 Index and several smaller REITs were added to the Russell Indices (small-capitalization stock indices), which provided additional liquidity and increased exposure to the sector. Despite an oncoming recession in the U.S., we became positive on the U.S. real estate market relative to other real estate markets in the first half of the year and increased the Fund's allocation accordingly, from approximately 64% at the beginning of the year to over 80% by mid-year, ending the year with a 77.5% weighting in the U.S. This emphasis benefited the Fund substantially as U.S. real estate securities outperformed.

The best performing sectors within real estate in 2001 were healthcare, self storage and special situations, all of which were up over 40% for the year, while hotels and offices were down slightly as a result of the slowing economy. Our underweight position in healthcare and special situations relative to the Index hurt Fund performance, while our overweight position in the self-storage sector was positive. Also, small capitalization, high-dividend stocks outperformed large-capitalization, lower dividend stocks.

Hong Kong property prices have not yet recovered from the 1997-1998 Asian crisis despite a pick-up in sales volume by the end of the year, and property stocks did not perform well. Failing to see any near-term improvement, we significantly pared back the Fund's weighting to the Hong Kong market during the first half of the year from over 13% to about 2%, where it remained at yearend.

We remained underweight in Europe throughout 2001, believing that the property market there had matured. This helped Fund performance in the first half of the year as European property securities declined slightly. In the second half, however, certain European markets did well, particularly the office sector, which held up in the face of an economic slowdown due to a dearth of top-end office space throughout much of the Continent.

The Japanese property market did not fare well in 2001 despite some anticipation regarding the introduction of "J-REITs" (a structured real estate investment trust similar to U.S. REITs). Vacancy rates have been climbing as the country remains mired in a long-term recession, and the Fund remained underweight in its exposure to this market throughout the year.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

THE OUTLOOK

We remain fairly optimistic on the near-term prospects for U.S. real estate securities. Although growth is unquestionably slowing and these stocks are no longer undervalued as they have been in recent years, earnings growth expectations of 3%-5% in 2002 and dividend yields in the 7% range continue to make U.S. REITs an attractive investment. At this time, we plan to continue to favor the U.S. market. There may also be selective opportunities in certain European markets: the Paris office market looks reasonably healthy and Spanish stocks are trading at a deep discount to net asset value.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]


/s/ Derek S. Van Eck

DEREK S. VAN ECK
PORTFOLIO MANAGER

January 17, 2002


The Salomon Smith Barney World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+The SSB World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

++The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS
                             AS OF DECEMBER 31, 2001


         [The tables below represent pie charts in the printed report.]

                        Office/Industrial         25.6%
                        Diversified               19.1%
                        Other                      7.3%
                        Residential               13.0%
                        Cash/Equivalents           4.5%
                        Retail                     8.5%
                        Healthcare                 0.7%
                        Hotels                     7.4%
                        Storage                    6.5%
                        Forest Products            7.4%


                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2001

                        United states             77.5%
                        Cash-Equivalents           4.5%
                        Hong Kong                  2.3%
                        Canada                     9.0%
                        United Kingdom             2.2%
                        France                     0.6%
                        Australia                  0.5%
                        Japan                      1.9%
                        Spain                      1.5%

                           WORLDWIDE REAL ESTATE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2001*
--------------------------------------------------------------------------------

EQUITY OFFICE PROPERTIES TRUST
(U.S., 8.6%)

Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

TIMBERWEST FOREST CORP.
(CANADA, 5.0%)

TimberWest owns timberland and two lumber manufacturing facilities. The company also has the rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

EQUITY RESIDENTIAL PROPERTIES TRUST
(U.S., 4.9%)

Equity Residential Properties Trust, a self-administered and self-managed real estate investment trust, owns and operates multi-family properties containing apartment units. Its properties are located throughout the United States. The company also has property partnership interests and investments in subordinated mortgages (collateralized by properties).

VORNADO REALTY TRUST
(U.S., 4.5%)

Vornado Realty Trust is a fully integrated real estate company. It owns, leases, develops and manages retail and industrial properties located primarily in the Mid-Atlantic and Northeast regions of the United States. The company focuses on shopping centers, but also holds warehouse/industrial properties and an office building.

SECURITY CAPITAL GROUP, INC.
(U.S., 3.6%)

Security Capital is an international real estate operating company. The company's strategy is to own all, or a high percentage, of six real estate businesses that function as private operating divisions and to eliminate the discount to the underlying value of its assets.

SIMON PROPERTY GROUP, INC.
(U.S., 3.6%)

Simon Property Group is a self-administered and self-managed, paired-share real estate investment trust. The company is engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

AVALONBAY COMMUNITIES, INC.
(U.S., 3.1%)

AvalonBay is a self-managed, fully integrated multi-family real estate investment trust. The company focuses on the ownership and operation of institutional-quality apartment communities in high barrier-to-entry markets of the United States.

PUBLIC STORAGE, INC.
(U.S., 2.9%)

Public Storage is a real estate investment trust that invests primarily in existing mini-warehouses, self-service facilities which offer storage space for personal and business use. The company also acquires properties for other commercial and industrial uses. Most of the properties operate under the Public Storage name in metropolitan areas throughout the United States.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(U.S., 2.8%)

Starwood owns, manages and franchises hotels throughout the world. The company operates hotels under the Westin, Sheraton, St. Regis, Four Points and W brands. Starwood also develops and operates vacation interval ownership resorts.

BOSTON PROPERTIES, INC.
(U.S., 2.7%)

Boston Properties develops, redevelops, acquires, manages, operates and leases commercial office and industrial real estate properties. The company has a significant presence in the Boston, Washington, D.C. and midtown Manhattan real estate markets.

----------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made at its inception with a similar investment in the Salomon Smith Barney World Property Index and the Standard & Poor's 500 Index.

                       Van Eck Worldwide Real Estate Fund
                vs. Salomon Smith Barney World Property Index and
                           Standard & Poor's 500 Index

            [Data below represents line chart in the printed piece]

          Van Eck Worldwide        Salomon Smith Barney      Standard & Poor's
          Real Estate Fund         World Property Index          500 Index
          -----------------        --------------------      ------------------
Jun-97         10000                      10000                    10000
Jul-97         10930                      10206                    10795
Aug-97         10990                      9713                     10191
Sep-97         11980                      10180                    10749
Oct-97         11850                      8807                     10390
Nov-97         11770                      8741                     10871
Dec-97         11960                      8583                     11057
Jan-98         11880                      8265                     11179
Feb-98         12169                      8901                     11985
Mar-98         12458                      8834                     12599
Apr-98         12213                      8490                     12725
May-98         11869                      8010                     12507
Jun-98         11769                      7783                     13015
Jul-98         11024                      7260                     12876
Aug-98         9935                       6517                     11017
Sep-98         10069                      6892                     11722
Oct-98         10180                      7334                     12675
Nov-98         10535                      7529                     13443
Dec-98         10602                      7445                     14217
Jan-99         10491                      7237                     14811
Feb-99         10411                      7180                     14351
Mar-99         10445                      7380                     14925
Apr-99         11456                      8060                     15503
May-99         11819                      7993                     15137
Jun-99         11740                      8113                     15977
Jul-99         11240                      8039                     15479
Aug-99         11002                      7946                     15402
Sep-99         10797                      7628                     14980
Oct-99         10479                      7470                     15928
Nov-99         10196                      7557                     16252
Dec-99         10389                      7776                     17208
Jan-00         10184                      7555                     16344
Feb-00         9975                       7255                     16035
Mar-00         10486                      7637                     17602
Apr-00         10939                      7687                     17073
May-00         10718                      7499                     16724
Jun-00         11148                      7983                     17136
Jul-00         11880                      8336                     16868
Aug-00         11636                      8433                     17915
Sep-00         11868                      8497                     16970
Oct-00         11287                      8092                     16898
Nov-00         11566                      8202                     15567
Dec-00         12333                      8802                     15643
Jan-01         12309                      8898                     16198
Feb-01         12142                      8868                     14722
Mar-01         11951                      8458                     13790
Apr-01         12286                      8687                     14860
May-01         12584                      8779                     14960
Jun-01         13134                      9062                     14596
Jul-01         12955                      8897                     14452
Aug-01         13289                      9210                     13548
Sep-01         12441                      8548                     12454
Oct-01         12118                      8464                     12692
Nov-01         12704                      8778                     13665
Dec-01         12991                      8945                     13785

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01              1 Year      Since Inception*
--------------------------------------------------------------------------------
 Van Eck Worldwide Real Estate Fund                 5.34%           5.95%
--------------------------------------------------------------------------------
 Salomon Smith Barney World Property Index          1.63%          (2.45)%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                      (11.88)%          7.38%
--------------------------------------------------------------------------------

*INCEPTION DATE FOR THE WORLDWIDE REAL ESTATE FUND WAS 6/23/97; index returns are calculated as of nearest month end (6/30/97).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Salomon Smith Barney (SSB) World Property Index and the Standard & Poor's 500 Index (S&P 500) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total OfloatO (share total) of companies eligible for the index.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

         NO. OF                                                         VALUE
COUNTRY  SHARES        SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 0.5%
         8,000 Westfield Holdings Ltd.                                $   68,852
                                                                     -----------
CANADA: 9.0%
        14,500 Brookfield Properties Corp.                               252,507
        85,000 TimberWest Forest Corp.                                   694,183
        20,000 TrizecHahn Corp.                                          314,000
                                                                     -----------
                                                                       1,260,690
                                                                     -----------
FRANCE: 0.6%
            75 Societe Fonciere Lyonnaise
               Warrants (expiring 7/30/02)+ ++                                 4
         1,500 Unibail S.A.                                               76,277
           500 Unibail S.A.Warrants
                 (expiring 5/11/04)+                                       4,394
                                                                     -----------
                                                                          80,675
                                                                     -----------
HONG KONG: 2.3%
       150,000 Hand Lung Properties Ltd. (formerly
                 Amoy Properties Ltd.)                                   154,845
        20,000 Sun Hung Kai Properties Ltd.                              161,578
                                                                     -----------
                                                                         316,423
                                                                     -----------
JAPAN: 1.9%
        13,000 Mitsubishi Estate Co. Ltd.                                 94,702
        10,000 Mitsui Fudosan Co. Ltd.                                    75,962
        20,000 Sumitomo Realty &
                 Development Co.                                          91,154
                                                                     -----------
                                                                         261,818
                                                                     -----------
SPAIN: 1.5%
        15,000 Metrovacesa S.A.                                          207,239
                                                                     -----------
UNITED KINGDOM: 2.2%
        22,000 British Land Co. PLC                                      149,460
        13,500 Land Securities PLC                                       153,611
                                                                     -----------
                                                                         303,071
                                                                     -----------
UNITED STATES: 77.5%
        12,000 AMB Property Corp.*                                       312,000
        10,000 Archstone-Smith Trust                                     263,000
         9,000 AvalonBay Communities, Inc.                               425,790
        10,000 Boston Properties, Inc.                                   380,000
         5,000 Camden Property Trust                                     183,500
         9,000 Carramerica Realty Corp.                                  270,900
        19,000 Cendant Corp.+                                            372,590
        20,000 Crescent Real Estate Equities Co.                         362,200
         5,000 Developers Diversified
                 Realty Corp.                                            121,650
         2,500 Duke Realty Co.                                            60,825
        40,000 Equity Office Properties Trust                          1,203,200
        23,800 Equity Residential
                 Properties Trust                                        683,298
         3,000 Gables Residential Trust                                   88,800
         4,000 General Growth Properties, Inc.                           155,200
         3,000 Glimcher Realty Trust                                      56,490
         6,900 Hilton Hotels Corp.                                        75,348
        28,000 Host Marriott Corp.                                       252,000
        12,500 HRPT Properties Trust                                     108,250
        55,000 La Quinta Properties, Inc.                                315,700
        10,000 Liberty Property Trust                                    298,500
        15,000 LTC Properties, Inc.                                       94,050
         8,000 Macerich Co. (The)                                        212,800
         6,000 Newhall Land & Farming Co.                                177,600
        12,000 Plum Creek Timber Co., Inc.                               340,200
        10,000 Prologis Trust                                            215,100
        12,000 Public Storage, Inc.                                      400,800
        20,000 Security Capital Group, Inc.
                 (Class B)+                                              507,400
        10,000 Shurgard Storage Centers, Inc.
                 (Class A)                                               320,000
        17,130 Simon Property Group, Inc.                                502,423
        11,500 SL Green Realty Corp.                                     353,165
         3,000 Sovran Self Storage, Inc.                                  93,450
        13,000 Starwood Hotels & Resorts
                 Worldwide, Inc.                                         388,050

         2,000 Storage USA, Inc.                                          84,200
        13,000 Taubman Centers, Inc.                                     193,050
        12,000 United Dominion Realty Trust, Inc.                        172,800
        10,000 U.S. Restaurant Properties, Inc.                          145,800
        15,000 Vornado Realty Trust                                      624,000
                                                                    ------------
                                                                      10,814,129
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.5%
(COST: $12,515,225)                                                   13,312,897
                                                                    ------------

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

SHORT-TERM
OBLIGATION:                            DATE OF                          VALUE
7.2%                                  MATURITY           COUPON        (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
(Note 9):
Purchased on 12/31/01;
maturity value $1,014,087
(with State Street Bank & Trust
Co., collateralized by
$1,020,000 Federal Home Loan
Mortgage Corp.--3.50%
due 9/15/03 with a
value of $1,036,051)
(Cost: $1,014,000)                    1/02/02            1.55%      $  1,014,000
                                                                    ------------
TOTAL INVESTMENTS: 102.7%
(COST: $13,529,225)                                                   14,326,897
                                                                    ------------
OTHER ASSETS LESS
  LIABILITIES: (2.7)%                                                  (379,547)
                                                                    ------------
NET ASSETS: 100%                                                     $13,947,350
                                                                    ============



SUMMARY OF               % OF          SUMMARY OF                % OF
INVESTMENTS               NET          INVESTMENTS                NET
BY INDUSTRY             ASSETS         BY INDUSTRY              ASSETS
-----------             ------         -----------              ------
Diversified              19.1%         Storage                     6.5%
Forest Products           7.4%         Other                       7.3%
Healthcare                0.7%         Short-Term Obligation       7.2%
Hotels                    7.4%         Other assets less
Office/Industrial        25.6%           liabilities              (2.7)%
Residential              13.0%                                   -----
Residential              13.0%                                   100.0%
Retail                    8.5%                                   =====

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
 +   Non-income producing.
 * This security is segregated as collateral for forward foreign currency contracts.
 ++  Illiquid security.

                        See Notes to Financial Statements

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
ASSETS:
Investments, at value  (cost $13,529,225) (Note 1) ...............  $14,326,897
Cash .............................................................        2,148
  Receivables:
  Dividend and interest ..........................................       63,645
  Capital shares sold ............................................        2,193
Due from adviser .................................................        1,326
Deferred organization costs (Note 1) .............................          686
                                                                    -----------
      Total assets ...............................................   14,396,895
                                                                    -----------
LIABILITIES:
Payables:
  Securities purchased ...........................................      399,128
  Capital shares redeemed ........................................       21,369
  Unrealized depreciation on forward foreign
  currency contracts (Note 6) ....................................          147
  Accounts payable ...............................................       28,901
                                                                    -----------
      Total liabilities ..........................................      449,545
                                                                    -----------
Net assets .......................................................  $13,947,350
                                                                    ===========
Shares outstanding ...............................................    1,283,027
                                                                    ===========
Net asset value, redemption and offering
price per share ..................................................  $     10.87
                                                                    ===========
Net assets consist of:
  Aggregate paid in capital ......................................  $13,461,043
  Unrealized appreciation of investments,
  forward foreign currency contracts and
  foreign currency transactions ..................................      800,128
  Undistributed net investment income ............................      326,564
  Accumulated realized loss ......................................     (640,385)
                                                                    -----------
                                                                    $13,947,350
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $4,827) ..............  $   555,067
Interest .........................................................       39,161
                                                                    -----------
      Total income ...............................................      594,228
EXPENSES:
Management (Note 2) .................................  $   104,747
Administration (Note 2) .............................        2,573
Professional ........................................       26,985
Reports to shareholders .............................       17,189
Custodian ...........................................        9,372
Trustees' fees and expenses .........................        3,072
Transfer agency .....................................        1,990
Amortization of deferred organization
costs (Note 1) ......................................        1,647
Interest expense (Note 8) ...........................          188
Other ...............................................        2,099
                                                       -----------
      Total expenses ................................      169,862
Expenses assumed by the adviser (Note 2) ............      (12,557)
                                                       -----------
      Net expenses ...............................................      157,305
                                                                    -----------
Net investment income ............................................      436,923
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
Realized loss from security transactions .........................     (150,997)
Realized loss from foreign currency transactions .................       (1,765)
Change in unrealized appreciation of forward
foreign currency contracts and foreign
currency transactions ............................................        3,624
Change in unrealized appreciation of investments .................      162,419
                                                                    -----------
Net realized and unrealized gain on investments,
forward foreign currency contracts and foreign
currency transactions ............................................       13,281
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............  $   450,204
                                                                    ===========

                        See Notes to Financial Statements

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          2001          2000
                                                      -----------   -----------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income ............................  $   436,923   $   215,300
  Realized loss from security transactions .........     (150,997)     (491,129)
  Realized loss from foreign currency transactions..       (1,765)         (306)
  Change in unrealized appreciation (depreciation)
  of forward foreign currency contracts and
  foreign currency transactions ....................        3,624        (1,029)
  Change in unrealized appreciation of investments..      162,419       844,477
                                                      -----------   -----------
      Net increase in net assets resulting
         from operations ...........................      450,204       567,313
                                                      -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ............................     (201,805)      (73,323)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares ....................   12,700,872    18,721,643
  Reinvestment of dividends and distributions ......      201,805        73,323
  Cost of shares reacquired ........................   (6,078,498)  (15,580,671)
                                                      -----------   -----------
      Net increase in net assets resulting from
         capital share transactions ................    6,824,179     3,214,295
                                                      -----------   -----------
      Total increase in net assets .................    7,072,578     3,708,285
NET ASSETS:
Beginning of year ..................................    6,874,772     3,166,487
                                                      -----------   -----------
End of year (including undistributed net investment
income of $326,564 and $179,896, respectively) .....  $13,947,350   $ 6,874,772
                                                      ===========   ===========
* SHARES OF BENEFICIAL INTEREST ISSUED AND
REDEEMED (UNLIMITED NUMBER OF $.001 PAR VALUE
SHARES AUTHORIZED)
  Shares sold ......................................    1,197,171     1,880,260
  Reinvestment of dividends and distributions ......       19,593         8,360
  Shares reacquired ................................     (580,968)   (1,587,369)
                                                      -----------   -----------
  Net increase .....................................      635,796       301,251
                                                      ===========   ===========

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                                   FOR THE PERIOD
                                                                                                                       JUNE 23,
                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     1997(a) TO
                                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2001            2000            1999           1998           1997
                                                         -------          ------          ------         ------         ------
Net Asset Value, Beginning of Period ................    $ 10.62          $ 9.15          $ 9.54         $11.96         $10.00
                                                         -------          ------          ------         ------         ------
Income From Investment Operations:
  Net Investment Income .............................       0.35            0.34            0.25           0.22           0.18
  Net Realized and Unrealized Gain (Loss) on
      Investments and Foreign Currency Transactions .       0.20            1.33           (0.44)         (1.45)          1.78
                                                         -------          ------          ------         ------         ------
Total From Investment Operations ....................       0.55            1.67           (0.19)         (1.23)          1.96
                                                         -------          ------          ------         ------         ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ..............      (0.30)          (0.20)          (0.20)         (0.19)            --
  Distributions from Realized Capital Gains .........         --              --              --          (1.00)            --
                                                         -------          ------          ------         ------         ------
Total Dividends and Distributions ...................      (0.30)          (0.20)          (0.20)         (1.19)            --
                                                         -------          ------          ------         ------         ------
Net Asset Value, End of Period ......................    $ 10.87          $10.62          $ 9.15         $ 9.54         $11.96
                                                         =======          ======          ======         ======         ======
Total Return (b) ....................................       5.34%          18.71%          (2.01)%       (11.35)%        19.60%

                                                                                                                        ------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .....................    $13,947          $6,875          $3,166         $1,906         $  844
Ratio of Gross Expenses to Average Net Assets .......       1.62%           2.27%           3.23%          5.32%          4.92%(c)
Ratio of Net Expenses to Average Net Assets .........       1.50%(d)        1.45%(d)        1.44%          0.89%          0.00%
Ratio of Net Investment Income
  to Average Net Assets (e) .........................       4.17%           4.21%           3.33%          3.33%          3.62%(c)
Portfolio Turnover Rate .............................         74%            233%            172%           107%           123%

----------
(a)  Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(c)  Annualized.
(d)  Excluding interest expense.
(e) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets for the years ended December 31, 2001, December 31, 2000 and December 31, 1999, was 0.12%, 0.79% and 1.79%,
     respectively.

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F.   DEFERRED   ORGANIZATION   COSTS--Deferred   organization  costs  are  being
amortized over a period not to exceed five years.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.50% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2001. For the year ended December 31, 2001 the Adviser assumed expenses in the amount of $12,557. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $13,777,092 and $7,043,006, respectively, for the year ended December 31, 2001. For federal income tax purposes, the identified cost of investments owned at December 31, 2001 was $13,648,776. As of December 31, 2001, net unrealized appreciation for federal income tax purposes aggregated $728,000 of which $975,229 related to appreciated securities and $247,229 related to depreciated securities.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $372,080, accumulated capital and other losses of $612,259 and unrealized appreciation of $728,000.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, for ordinary income were $201,805 and $73,323, respectively.

As of December 31, 2001, the Fund had a capital loss carryforward of $561,684 available, $27,341 expiring December 31, 2006, $477,558 expiring December 31, 2008 and $56,785 expiring December 31, 2009.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund intends to defer to January 1, 2002 for U.S. Federal income tax purposes, post-October currency losses of $1,089 and post-October capital losses of $49,486.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Fund decreased accumulated undistributed net investment income by $88,450, increased accumulated net realized loss on investments by $119,163 and decreased aggregate paid in capital by $30,713. Net assets were not affected by this reclassification.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gains and losses from foreign currency transactions. At December 31, 2001, the Fund had the following outstanding forward foreign currency contracts:


                            VALUE AT
                           SETTLEMENT           CURRENT          UNREALIZED
CONTRACTS                     DATE               VALUE          DEPRECIATION
---------                  ----------           -------         ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
EUR   225,562
      Expiring 1/02/02       $201,202           $201,055           $(147)

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2001, the net value of the asset and corresponding liability of the Fund's portion of the plan is $1,505.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Fund borrowed an average daily amount of $4,093 at a weighted average interest rate of 4.55% under the Facility. At December 31, 2001, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 10--SUBSEQUENT EVENT--An income dividend of $0.33 per share was paid on January 31, 2002 to shareholders of record as of January 29, 2002 with a reinvestment date of January 31, 2002.

Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Trustees
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two periods in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                             /s/ Ernst & Young LLP

New York, New York
January 23, 2002

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH    PRINCIPAL
FUND AND LENGTH OF       OCCUPATION(S)
SERVICE AS A VAN ECK     DURING PAST                  OTHER DIRECTORSHIPS
TRUSTEE(2):              FIVE YEARS:                  HELD:
---------------------    --------------               -------------------

John C. van Eck, CFA     Chairman, Van Eck             Chairman of the Board and
(86)+*                   Associates Corporation and    President of two other
Chairman and Trustee     Van Eck Securities            investment companies
since 1985               Corporation                   advised by the Adviser

Jeremy H. Biggs          Vice Chairman, Director       Trustee/Director of two
(65) + ++                and Chief Investment Officer, other investment
Trustee since 1990       Fiduciary Trust Company       companies advised by the
                         International                 Adviser; Chairman, Davis
                                                       Funds Group; Treasurer
                                                       and Director, Royal Oak
                                                       Foundation; Director,
                                                       Union Settlement
                                                       Association; First
                                                       Vice President, Trustee
                                                       and Chairman, Finance
                                                       Committee, St. James
                                                       School

Richard C. Cowell        Private investor              Trustee of another
(73)++(P)                                              investment company
Trustee since 1985                                     advised by the Adviser;
                                                       Director, West Indies &
                                                       Caribbean Development
                                                       Ltd.

Philip D. DeFeo          Chairman, Pacific             Trustee of another
(55)+                    Stock Exchange                investment companies
Trustee since 1998                                     advised by the Adviser

David J. Olderman        Private investor              Trustee/Director of two
(65)++(P)                                              other investment
Trustee since 1994                                     companies advised by the
                                                       Adviser

Ralph F. Peters          --                            Trustee of another
(72)*++(P)                                             investment company
Trustee since 1987                                     advised by the Adviser;
                                                       Director, Sun Life
                                                       Insurance and Annuity
                                                       Company of New York;
                                                       Director, U.S. Life
                                                       Income Fund, Inc.

Richard D. Stamberger    President, SmartBrief.com     Trustee of two other
(42)++(P)                                              investment companies
Trustee since 1994                                     advised by the Adviser;
                                                       Partner and Co-founder,
                                                       Quest Partners, LLC;
                                                       Executive Vice President,
                                                       Chief Operating Officer
                                                       and Director of NuCable
                                                       Resources Corporation

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH    PRINCIPAL
FUND AND LENGTH OF       OCCUPATION(S)
SERVICE AS A VAN ECK     DURING PAST                   OTHER DIRECTORSHIPS
TRUSTEE(2):              FIVE YEARS:                   HELD:
---------------------    --------------                -------------------

Jan F. van Eck           Director, Van Eck             Trustee of another
(38)+**                  Associates Corporation;       investment company
Trustee since 2000       President and Director, Van   advised by the Adviser
                         Eck Securities Corporation
                         and other affiliated
                         companies; President and
                         Director, Van Eck Capital,
                         Inc.; President and
                         Director, Van Eck Absolute
                         Return Advisers Corporation

Derek S. van Eck         President of Worldwide Hard   Trustee of another
(37)+**                  Assets Fund series and the    investment company
Trustee since 1999       Worldwide Real Estate Fund    advised by the Adviser
                         series of Van Eck Worldwide
                         Insurance Trust and the
                         Global Hard Assets Fund
                         series of Van Eck Funds;
                         Executive Vice President,
                         Director, Global
                         Investments and President
                         and Director of Van Eck
                         Associates Corporation and
                         Executive Vice President
                         and Director of Van Eck
                         Securities Corporation and
                         other affiliated companies.

Bruce J. Smith           Senior Vice President and    Officer of two other
(46)                     Chief Financial Officer,     investment companies
Officer since 1985       Van Eck Associates           advised by the Adviser
                         Corporation; Senior
                         Managing Director, Van Eck
                         Securities Corporation

Thomas H. Elwood         Vice President, Secretary    Officer of two other
(53)                     and General Counsel, Van     investment companies
Officer since 1998       Eck Associates Corporation,  advised by the Adviser
                         Van Eck Securities
                         Corporation and other
                         affiliated companies

Alex Bogaenko            Director of Portfolio        Controller of two other
(38)                     Administration, Van Eck      investment companies
Officer since 1997       Associates Corporation and   advised by the Adviser
                         Van Eck Securities
                         Corporation

Charles Cameron          Director of Trading, Van     Vice President of another
(41)                     Eck Securities Corporation;  investment company
Officer since 1996       Co-Portfolio Manager,        advised by the Adviser
                         Worldwide Bond Fund Series

Susan Lashley            Managing Director, Mutual    Vice President of another
(46)                     Fund Operations, Van Eck     investment company
Officer since 1988       Securities Corporation       advised by the Adviser

----------
(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

+    An "interested person" as defined in the 1940 Act.

* Member of Executive Commitee-exercises general powers of Board of Trustees between meetings of the Board.

**   Son of Mr. John C. van Eck.

++   Member of the Nominating Committee.

(P) Member of Audit Committee-reviews fees, services, procedures, conclusions and recommendations of independent auditors.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

[VAN ECK GLOBAL LOGO}

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

                                               [VAN ECK VARIABLE ANNUITIES LOGO]

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Directors is provided in the OStatement of Additional InformationO that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.